UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2010

L-1 IDENTITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33002	02-08087887
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 BROAD STREET, STAMFORD, CONNECTICUT 06901
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 5, 2010, L-1 Identity Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2010 and forward looking financial expectations.  A copy of the press release is furnished herewith as Exhibit 99.1. The Company also conducted a conference call to discuss its operating results and outlook, including an update on the exploration of strategic alternatives. A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in Item 2.02 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 5.07                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)  The annual meeting of stockholders of the Company was held on May 5, 2010.

(b)  At the annual meeting, Robert V. LaPenta, Robert S. Gelbard and Harriet Mouchly-Weiss were elected as Class II Directors for a three year term expiring at our annual meeting in 2013.

The matters voted upon at the annual meeting and the final voting results with respect to such matters are as follows:

Proposals

	For	Against	Abstain	Broker Non-Votes
Approval of the L-1 Identity Solutions, Inc. 2010 Long-Term Incentive Plan.	48,095,665	4,320,266	129,555	22,281,025

	For	Against	Abstain	Broker Non-Votes
Ratification of Deloitte & Touche LLP to serve as our Independent Registered Public Accounting firm for 2010.	73,425,418	1,158,345	242,748	n/a

Election of Directors

Director	Votes Received	Votes Withheld	Broker Non-Votes
Robert V. LaPenta	50,356,985	2,188,501	22,281,025
Robert S. Gelbard	39,036,804	13,508,682	22,281,025
Harriet Mouchly-Weiss	44,266,446	8,284,040	22,281,025

Item 9.01.               FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 5, 2010, titled “L-1 Identity Solutions Reports First Quarter 2010 Financial Results”.
99.2	Transcript of a conference call conducted by the Company on May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2010
L-1 IDENTITY SOLUTIONS, INC.

By:	/s/ Robert V. LaPenta
Robert V. LaPenta
Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 5, 2010, titled “L-1 Identity Solutions Reports First Quarter 2010 Financial Results”.
99.2	Transcript of a conference call conducted by the Company on May 5, 2010.